--------------------------------------------------------------------------------
                                                                    EXHIBIT 99.1

PROXY

                               FORD MOTOR COMPANY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints JOHN M. RINTAMAKI and PETER SHERRY, JR., or either of them, proxies with power of substitution, to vote all the shares of Common Stock which the undersigned is entitled to vote on all matters, unless the contrary is indicated on the reverse side hereof, which may come before Ford Motor Company's Special Meeting of Stockholders to be held at The Playhouse Theatre, DuPont Building, 10th and Market Streets, Wilmington, Delaware at 8:30 a.m., eastern daylight saving time, on August 2, 2000, and any adjournments thereof.

THE PROXIES SHALL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE
MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXIES SHALL VOTE THE SHARES "FOR" THE PROPOSAL, WHICH IS SET FORTH IN THE PROXY STATEMENT/PROSPECTUS.




ADDRESS CHANGE: PLEASE NOTE CHANGE
HERE AND MARK BOX ON REVERSE SIDE
----------------------------------






----------------------------------
                                    (Continued and to be signed on reverse side)












--------------------------------------------------------------------------------
      /\ DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL AND RETURN IN /\ ENCLOSED WHITE ENVELOPE. DO NOT MAIL YOUR ELECTION AND TRANSMITTAL FORM AND STOCK CERTIFICATES IN THE WHITE ENVELOPE WITH THIS BALLOT.

                               FORD MOTOR COMPANY

                                ADMISSION TICKET

THIS WILL SERVE AS YOUR ADMISSION TICKET TO THE SPECIAL MEETING OF STOCKHOLDERS.
    PLEASE BRING THIS TICKET WITH YOU TO THE SPECIAL MEETING AND PRESENT
          IT AT THE DOOR FOR ADMISSION. THIS WILL ADMIT THE NAMED
                          STOCKHOLDER(S) AND ONE GUEST.

                        SPECIAL MEETING OF STOCKHOLDERS
                           August 2, 2000, 8:30 a.m.
                              The Playhouse Theatre
                                 DuPont Building
                             10th and Market Streets
                              Wilmington, Delaware





--------------------------------------------------------------------------------

/X/ PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                                                                                   FOR       AGAINST       ABSTAIN
Proposal - Approval of Recapitalization Agreement and Plan of Merger dated as of   / /         / /          / /
June 27, 2000 between Ford Motor Company and its wholly-owned subsidiary, Ford
Value Corporation.


I plan to                     Y               N
attend the                    E   / /         O  / /
meeting                       S

Address                       Y               N
Change                        E   / /         O  / /
                              S

Discontinue duplicate         Y               N
Annual Report mailing for     E  / /          O  / /
this account                  S







SIGNATURE(S)                                                     DATE
            ----------------------------------------------------       --------

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN.
      WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

--------------------------------------------------------------------------------


                               FORD MOTOR COMPANY

                 INSTRUCTIONS FOR TELEPHONE AND INTERNET VOTING
                    Available 24 hours a day, 7 days a week

On a touch-tone phone call toll-free 1-877-779-8683 (outside the US and Canada call 201-536-8073) and you will hear these instructions:

* Enter the last four digits of your social security number; and

* Enter the control number from the box just below the perforation on the proxy card.

* You will then be asked to vote on the Proposal.

* Your vote will be repeated to you and you will be asked to confirm it.

Log onto the Internet and type: http://www.eproxyvote.com/f

* Have your proxy card ready and follow the simple instructions.

Your electronic vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

           IF YOU HAVE VOTED BY PHONE OR INTERNET, YOU DO NOT NEED TO
                            RETURN YOUR PROXY CARD.

                              THANK YOU FOR VOTING!